SCHEDULE 14A
                                Amendment No. 1

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Section 240.14a-12


                        MOUNTAINS WEST EXPLORATION, INC.
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                        MOUNTAINS WEST EXPLORATION, INC.
                                7609 Ralston Road
                             Arvada, Colorado 80002
                                  303-422-8127

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                January __, 2005

Dear Shareholder:

     We cordially invite you to attend Mountains West Exploration, Inc.'s Annual Meeting of Shareholders at _______ P.M. on _____________, January ____, 2005, at The Sheraton Hotel, 360 Union Blvd., Lakewood, Colorado at which meeting you may be present. If you choose not to attend, you may send your ballot appointing Robert A. Doak, Jr., President, to vote as your ballot directs. The Notice of Meeting and the accompanying Proxy describe the business of the Annual Meeting of Shareholders.

     The enclosed Proxy statement is being furnished to shareholders of record on October __, 2004 of Mountains West Exploration, Inc. ("MWEI"), a New Mexico corporation, in connection with the following proposals.

       YOU ARE NOT REQUIRED TO SEND US A PROXY BUT YOUR PROXY IS REQUESTED

     The holders of a majority of the issued and outstanding shares entitled to vote have indicated that they intend to vote in favor of these proposals.

     1. To elect two directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2. To ratify the appointment of Jaspers, Hall & Johnson, LLC, as Independent Accountants for the annual period ending December 31, 2004.

     3. To change the Company's name to a name to be determined by the Board of Directors.

     4. To authorize a reverse split of the Company's common stock on a basis of up to one for fifty. Fractional shares will be rounded up to the next whole share.

     The Board of Directors has fixed the closing of business on __________, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

     The Company's Annual Report to Stockholders for the year ended December 31, 2003 accompanies this Notice of Annual Meeting and Proxy Statement.

     All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.
                                           Sincerely,

                                           /s/Denis R. Iler
                                           ------------------------------
                                           Denis R. Iler,
                                           President, CFO and Director

                                   -----------
     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.
                                   -----------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14A PROMULGATED THERETO


                        MOUNTAINS WEST EXPLORATION, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 January  ___, 2005

     This Proxy Statement is being furnished to Shareholders of Mountains West Exploration, Inc. ("MWEI") in connection with the Annual Meeting of Shareholders (the "Meeting") to be held on ______________, January __, 2005 and at any adjournments thereof (the "Meeting"). The Meeting will be held at The Sheraton Hotel, 360 Union Blvd., Lakewood, Colorado, at ____ P.M. local time.

     This Proxy Statement is first being mailed or given to Shareholders on or about January __, 2005.

     We are a New Mexico corporation. We are a full-reporting 1934 Act Company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB) under the symbol MWEX.OB. Information about us can be found in our December 31, 2003 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

                          WE ARE ASKING YOU FOR A PROXY
                      YOU ARE REQUESTED TO SEND US A PROXY

     We are soliciting proxies but the holders of more than 50% percent of the shares entitled to vote have indicated that they intend to vote in favor of these proposals. In light of the size of the holdings of these shareholders, the current Board and management of the Company deems the likelihood of a favorable vote on the proposals sufficient. You may mark and send the proxy attached hereto to record your vote.

                            COSTS OF PROXY STATEMENT

     We will pay the cost of preparing and sending out this proxy statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.


                                     VOTING

SHAREHOLDERS  ENTITLED  TO  VOTE

     Holders of record of common stock, at the close of business on the date of mailing this proxy statement will be entitled to vote at the Annual Meeting. As of December 3, 2004, 49,999,700 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. We have only the single class of stock, namely our common stock. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

QUORUM  AND  VOTE  NECESSARY  FOR  APPROVALS.

     A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares outstanding must vote in favor of the proposals present in person or by Proxy.

     A majority of shares issued and outstanding is sufficient to approve the proposal for a reverse split and name change to be incorporated in Amendments to the Articles of Incorporation.

                                     PROXIES

     In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Proposals and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Redgie Green, Secretary, Mountains West Exploration, Inc., 7609 Ralston Road, Arvada, Colorado 80002.

     IF THEY WISH TO VOTE, HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

     The person named as proxy is Denis R. Iler, President of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.


                INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

     No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals.

                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is two. The Board has nominated two (2) persons. At this Annual Meeting, a Board of two (2) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

     All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

THE DIRECTORS CANDIDATES NOMINATED BY MANAGEMENT ARE:

Denis R. Iler
Redgie Green

     The above individuals are nominees for election as directors for the next fiscal year. Their biographical information is as follows:

     DENIS R. ILER, age 65, President, CFO and Director, received a BA in Math from San Jose State University in California, and an MBA from Regis University in 1982. He was a comptroller with Berge Exploration from 1978 to 1984. Since 1984, he has been President and principal accountant for Business Financial
Systems, Inc., an independent accounting firm, providing tax and accounting services for the small business community, including oil and gas, construction, and real estate brokerage accounting. He was a director of NELX, Inc. from 1999-2001. He was elected Director and appointed President of Jagged Edge Mountain Gear, Inc. in 2004. He was President and Director of Cheyenne Resources, Inc. from January to August, 2004.

     REDGIE GREEN, age 51, Secretary, Treasurer and Director, has been Secretary and Director of Dynadapt Systems, Inc. since 1998. Mr. Green has been co-owner and operator of Green's B&R Enterprises, a wholesale donut baker since 1983. He has been an active investor in small capital and high-tech adventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. He was a director for Houston Operating Company in late 2004 until December 2004.

     Management will devote part time to the operations of the Company, and any time spent will be devoted to screening and assessing and, if warranted, negotiating to acquire business opportunities.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.
                            ------------------------

                                   PROPOSAL #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Jaspers, Hall & Johnson, LLC, Independent Public Accountants, of Denver, Colorado have been appointed as the Certifying accountants for the period through fiscal year 2004 and shareholders are asked to ratify such appointment. Ratification of the appointment of Jaspers, Hall & Johnson, LLC, as the Company's independent public accountants for the fiscal year ending December 31, 2004 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Jaspers, Hall & Johnson, LLC, for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Jaspers, Hall & Johnson, LLC, are not expected to be present at the Annual Meeting to make statements if they desires to do so, and such representatives are expected to be available to respond to appropriate questions.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Jaspers, Hall & Johnson, LLC, as independent accountants for the Company's year ending December 31, 2004.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE
                       COMPANY'S INDEPENDENT ACCOUNTANTS.

                            ------------------------

                                   Proposal #3

                 PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION
                             TO ADOPT A NAME CHANGE

     We are asking shareholders to authorize a change in the name of this corporation to a new name in the discretion of the Board of Directors. This requires an amendment to our Articles of Incorporation.

     We believe that the name change in our Articles of Incorporation are in the best interest of our corporation, to adopt a new name concurrent with the proposed reverse split of the outstanding shares to avoid confusion in trading market.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.

                            ------------------------

                                   Proposal #4

          PROPOSED REVERSE SPLIT OF COMMON STOCK ISSUED AND OUTSTANDING

     We are asking shareholders to approve a pro-rata reverse split of our common stock, by which up to each fifty shares would become one share. Fractional shares will be rounded up to the next whole share. The effective date of the reverse split will be thirty days following the date of the meeting. This is not a "going private" transaction, and no shareholders will be reduced to less than one share. This action will not have the effect of reducing our shareholders to less than 300.

     We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and impairs the potential ability of the Company to raise capital by issuing new shares because we are very near our maximum authorization.

     We believe that reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain polices and practices of the securities industry may tent to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those polices and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

     As a general rule, potential investors who might consider making investments in our company will refuse to do so when the company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

     While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, we believe that it is in the interests of our company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet NASDAQ requirements or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

     Once the reverse split has occurred, the Company may then be better structured to seek equity financing, because investors shy away from the very high dilution which would occur if an investment were made in the current structure.

               TABLE SHOWING EFFECT OF REVERSE SPLIT ONE FOR FIFTY

Shares Pre-Reverse                                      Post-Reverse shares
--------------------------------------------------------------------------------
100                                                     2
200                                                     4
300                                                     6
400                                                     8
500                                                     10
1000                                                    20
2000                                                    40
3000                                                    60
4000                                                    80
5000                                                    100
10,000                                                  200
20,000                                                  400
50,000                                                  1,000
100,000                                                 2,000

     There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively, however we cannot control the markets reaction.

     Dissenting shareholders have no appraisal rights under New Mexico law or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

     Fractional Shares. Fractional shares will be rounded up to the next whole share.

     The reverse stock split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE SPLIT

ANNUAL MEETING OF SHAREHOLDERS

     At the date of this proxy statement, no other matter will presented for action at the Annual meeting. Only those matters proposed as discussed will be voted on at the meeting. Shareholders may propose matters to be presented at shareholder meetings and also nominate directors. Shareholder proposals must conform to the standards set out by the Securities Exchange Commission and must be received at our principal offices on or before, May 31, 2005, in order to be included in future proxy materials, if any, or presentation at our next annual meeting of shareholders, anticipated in September, 2005.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, December __, 2004, the total number of common shares outstanding and entitled to vote was 49,999,700.

     The holders of such shares are entitled to one vote for each share being held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.


REPORT AVAILABLE

     A copy of our most current Annual Report on form 10KSB is attached hereto and later filings may be obtained without charge, by writing us at Redgie Green, Secretary, Mountains West Exploration, Inc., 7609 Ralston Road, Arvada, Colorado 80002.


                         BOARD OF DIRECTORS AND OFFICERS

     The persons listed below, Denis Iler and Redgie Green, are currently Officers and the members of the Board of Directors. They are both nominees for Directors for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company as of December 31, 2004 are as follows:

    NAME          AGE       POSITION WITH THE COMPANY    TERM  PERIOD OF SERVICE
    ----          ---       -------------------------    ----  -----------------

Denis R. Iler     65        President, CFO               Annual    since 2004
                            and Director

Redgie Green      51        Treasurer, Secretary         Annual    since 2004
                            and Director

     The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

     The principal occupations of each director and officer and nominee for director of the Company for at least the past five years are as follows:

     DENIS R. ILER, age 65, is the Companys President, CFO and Director since November 2004. He received a BA in Math from San Jose State University in California, and an MBA from Regis University in 1982. He was a comptroller with Berge Exploration from 1978 to 1984. Since 1984, he has been President and principal accountant for Business Financial Systems, Inc., an independent accounting firm, providing tax and accounting services for the small business community, including oil and gas, construction, and real estate brokerage accounting. He was a director of NELX, Inc. from 1999-2001. He was elected Director and appointed President of Jagged Edge Mountain Gear, Inc. in 2004. He was President and Director of Cheyenne Resources, Inc. from January to August, 2004.

     REDGIE GREEN, age 51, is the Companys Secretary, Treasurer and Director (since November 2004), and was Secretary and Director of Dynadapt Systems, Inc. since 1998. Mr. Green has been co-owner and operator of Green's B&R Enterprises, a wholesale donut baker since 1983. He has been an active investor in small capital and high-tech adventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. He acted as director and secretary of Houston Operating Company in November and December of 2004.


Executive Compensation
------------------------
Remuneration
-------------

     The following information is set forth with respect to all remuneration paid by the Company during the year ended December 31, 2003 to the Company's five most highly paid executive officers or directors whose total remuneration exceeded $50,000, and to all directors and officers as a group:

                                                      Securities
                                                      or Property,  Aggregate of
Name of                                               Insurance     contingent
individual                            Salaries, fees  benefits or   forms of
or number of                          directors' fees reimbursement remuneration
persons in     Capacities             commissions,    personal      and proposed
group          in which served  Year  and bonuses     benefits      remuneration
------         ---------------  ----  -----------     --------      ----------
                                2004   $60,000              0            0
                                2003   $64,834 (2)          0            0
Robert A. Doak, Jr, President   2002   $12,000              0            0
Treasurer & Director (1)        2001      0                 0            0
================================================================================
                                2004      0                 0            0
                                2003      0                 0            0
David G. Shier, Vice President  2002      0                 0            0
Secretary & Director (1)        2001      0                 0            0
================================================================================
Denis R. Iler                   2004      0                 0            0
================================================================================
Redgie Green                    2004      0                 0            0
================================================================================
                                2004   $60,000              0            0
                                2003   $64,834              0            0
All directors and               2002   $12,000              0            0
officers as a group             2001      0                 0            0
(4 Persons)
-------------
(1) Resigned
(2) Consulting fees

                                  LONG TERM COMPENSATION
                                  ----------------------
                                       Options
                        Restricted     & SARs
                        Stock          LTIP          LTIP           Other
                        Awards         Payouts       Payouts        Compensation
                        ------         -------       -------        ------------

Robert A. Doak, Jr. (1)  None          None           None           None

David G. Shier (1)       None          None           None           None

Denis R. Iler            None          None           None           None

Redgie Green             None          None           None           None

(1) Resigned

Option/SAR Granted During the Last Fiscal Year
----------------------------------------------

     No Options were granted during the last fiscal year.


Long Term Incentive Plans/Awards in Last Fiscal Year
----------------------------------------------------

     Long Term Awards of Options issued in 2003:


     None were granted during the last fiscal year.


     The Company has two current directors, Denis R. Iler and Redgie Green, who devote their part-time to the management of the Company.


 Stock Purchase Plans; Profit Sharing and Thrift Plans
 -----------------------------------------------------

     Presently  the  Company has no stock  purchase  plans,  profit-sharing   or
thrift plans.


Options, Warrants or Rights
----------------------------

     Presently the Company has not options, warrants or rights authorized.


Compensation Committee Interlocks
---------------------------------

     The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee.

Audit Committee
---------------

     The Company does not have an Audit Committee. The members of the Board sit as the Audit Committee. No qualified financial expert has bee hired because the company is to small to afford such expense.

Code of Ethics
--------------

     The Company has not adopted a Code of Ethics for the Board and the salaried employees.

Committees and Procedures
--------------------------

     (1) The registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. The Board acts itself in lieu of committees due to its small size.

     (2) The view of the board of directors is that it is appropriate for the registrant not to have such a committee because all directors participate in the consideration of director nominees and the board is so small.

     (3) Each of the members of the Board which acts as nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a).

     (4) The nominating committee has no policy with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by security holders;

     (5) The basis for the view of the board of directors that it is appropriate for the registrant not to have such a policy is that there is no need to adopt a policy for a small company.

     (6) The nominating committee will consider candidates recommended by security holders, and by security holders in submitting such recommendations; should provide a completed Directors Questionnaire to the company

     (7) There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders except to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

     (8) The nominating committee's process for identifying and evaluation nominees for director, including nominees recommended by security holders, is to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     a) The following table lists any person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) who, to the knowledge of the Company, was the beneficial owner as of December 31, 2004, of more than 5% of the outstanding voting shares of the Company. Unless otherwise noted, the owner has sole voting and dispositive power with respect to the securities.


                                                         Post              Post
                                Pre-Transaction          Transaction Transaction
Name and Address of             Amount and nature of     Number of    % of Class
Beneficial Owner                Beneficial Ownership     Shares
-------------------------------------------------------------------------------
Skye Blue Ventures, LLC                0                 21,989,061         44%
Denis Iler, Manager (1)
2000 Wadsworth Blvd. #179
Lakewood, CO  80214
-------------------------------------------------------------------------------
Valessis Enterprises           2,619,133                  2,619,133         5.5%
520 Cook Road, Ste. #380
Deerfield, IL  30015
-------------------------------------------------------------------------------

(1)  New Director

     b) Beneficial Ownership of Common Stock constituting Five Percent or over if All Options Outstanding as of December 31, 2004 had been Exercised.

     Not Applicable.

     (c) The following table sets forth as of December 31, 2004, the beneficial ownership of the Company's voting shares by all current directors and executive officers of the Company as a group. Unless otherwise indicated, each person listed below has sole voting and investment power over all shares beneficially owned by him.

                 Beneficial Ownership of Officers and Directors


Name and Address of         Amount and nature of     Number of      % of Class
Beneficial Owner            Beneficial Ownership     Shares
-------------------------------------------------------------------------------
Skye Blue Ventures, LLC                 0       21,989,061                44%
Denis Iler, Manager (1)
2000 Wadsworth Blvd. #179
Lakewood, CO  80214
-------------------------------------------------------------------------------
Redgie Green (2)                        0                0                 0%
7609 Ralston Road
Arvada, CO  80002
-------------------------------------------------------------------------------
(1) President and Director
(2) Secretary, Treasurer and Director

     d) The following table sets forth as of December 31, 2004, the beneficial ownership of the Company's voting shares by all current directors and executive officers of the Company as a group if all the options outstanding in 2003 that were exercisable were indeed exercised (although none were). Unless otherwise indicated, each person listed below has sole voting and investment power over all shares that would have been beneficially owned by him.

     Not Applicable.


COMPLIANCE  WITH  SECTION  16  OF  THE  SECURITIES  EXCHANGE  ACT

     Under Section 16 of the Securities Exchange Act 1934, the Company's directors and executive officers and persons holding more than 10% of its common stock are required to report their initial ownership of common stock and subsequent changes to that ownership to the Securities and Exchange Commission by specified due dates. To the Company's knowledge none of these filing requirements were satisfied and both Robert A. Doak, Jr. and David G. Shier were delinquent in filings.

     The Company's Annual Report on Form 10-KB for the year ended December 31, 2003 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

Principal Accountant Fees and Services
--------------------------------------

     General.  Michael  Johnson  & Co.,  LLC,  CPAs  ("MJC")  is  the  Company's
principal auditing accountant firm. The Company's Board of Directors has considered whether the provisions of audit services is compatible with maintaining MJC's independence.

     Audit Fees. MJC billed the Company $6,000 for the following professional services: audit of the annual financial statement of the Company for the fiscal year ended December 31, 2003, and review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended March 31, 2003, June 30, 2003 and September 30, 2003. MJC billed the Company $5,000 for the 2002 audit and $4,000 for the 2003 Audit.

     There were no audit related fees in 2003 or 2002. There were no tax fees or other fees in 2003 or 2002 paid to Auditors or Auditors affiliates.

     The Company's Board acts as the audit committee and had no "pre-approval policies and procedures" in effect for the auditors' engagement for the audit year 2003 and 2002.

     All audit work was performed by the auditors' full time employees.

OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended December 31, 2003, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by Mountains West Exploration, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

                        MOUNTAINS WEST EXPLORATION, INC.

                             Dated: January 7, 2005

                     By the order of the Board of Directors

                             /s/ Denis R. Iler
                             -----------------------
                   Denis R. Iler, President, CFO and Director

                                     BALLOT
--------------------------------------------------------------------------------

                        MOUNTAINS WEST EXPLORATION, INC.
                                7609 Ralston Road
                             Arvada, Colorado 80002
                                  303-422-8127

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, JANUARY ___, 2005

     The undersigned hereby appoints Denis R. Iler, President, proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Mountains West Exploration, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on _____________, January ___, 2005, at ____ p.m., at The Sheraton Hotel, 360 Union Blvd., Lakewood, Colorado, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect a Board of two (2) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees:  Denis R. Iler & Redgie Green

               [_] FOR: nominees listed above (except as marked to the contrary below).

               [_]  WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To ratify the appointment of Jaspers, Hall & Johnson, LLC as independent accountants for the period ending December 31, 2004:

         [_] FOR           [_] AGAINST               [_] ABSTAIN


3. To change the name of the corporation to a name to be determined by the Board of Directors.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

4. To authorize a reverse split of the common stock up to a one for fifty basis, by which each fifty shares shall become one share. Fractional shares will not be issued.

         [_] FOR           [_] AGAINST               [_] ABSTAIN


     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.



                                        ----------------------------------------
                                              Signature of Stockholder



                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________, 2005

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.